UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2011

ADVANCED LIFE SCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51436	30-0296543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1440 Davey Road Woodridge, Illinois	60517
(Address of principal executive offices)	(Zip Code)

(630) 739-6744

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On April 4, 2011, Deloitte & Touche LLP (“Deloitte”) confirmed with Advanced Life Sciences Holdings, Inc. (the “Company”) that Deloitte will not stand for reappointment as the independent registered public accounting firm for the Company in 2011.  Deloitte will, however, continue to perform audit services for the Company relating to the quarter ended March 31, 2011.  Deloitte’s audit services will cease upon the earlier of notification by the Company that a replacement independent registered public accounting firm has been engaged or May 31, 2011. This transition arrangement was approved by the audit committee of the Company’s board of directors, which is in the process of identifying and engaging a new independent registered public accounting firm whose cost profile is more appropriate for the Company’s size and current financial condition.

Deloitte’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2010 and December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. Such reports on the Company’s financial statements were, however, modified by Deloitte as to uncertainty in that they contained an explanatory paragraph referring to uncertainty about the Company’s ability to continue as a going concern.

During the years ended December 31, 2010 and December 31, 2009 and the interim period between December 31, 2010 and the date of this Form 8-K, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Deloitte with a copy of the foregoing disclosures. A copy of Deloitte’s letter, dated April 8, 2011, stating its agreement with the disclosures in this Item 4.01 is attached hereto as Exhibit 16.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP, dated April 8, 2011 regarding the change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED LIFE SCIENCES HOLDINGS, INC.

Dated: April 8, 2011	By:	/s/ Michael T. Flavin
	Name:	Michael T. Flavin, Ph.D.
	Title:	Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter from Deloitte & Touche LLP, dated April 8, 2011 regarding the change in certifying accountant.